FNF Reports Second Quarter 2018 Diluted EPS of $0.90 and Adjusted Diluted EPS of $0.86, Pre-Tax Title Margin of 15.2% and Adjusted Pre-Tax Title Margin of 17.1%

Jacksonville, Fla. - (July 17, 2018) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, today reported operating results for the three and six-month periods ended June 30, 2018.

•	Total revenue of approximately $2.1 billion in the second quarter versus $2.1 billion in the second quarter of 2017

•
Second quarter net earnings of $251 million and adjusted net earnings of $239 million versus net earnings from continuing operations of $176 million and adjusted net earnings from continuing operations of $188 million for the second quarter of 2017

•
Second quarter diluted EPS of $0.90 and adjusted diluted EPS of $0.86 versus diluted EPS from continuing operations of $0.64 and adjusted diluted EPS from continuing operations of $0.68 in the second quarter of 2017

Title

•	Total revenue of approximately $2.0 billion versus approximately $1.9 billion in total revenue in the second quarter of 2017

•	Pre-tax earnings of $301 million and adjusted pre-tax earnings of $338 million versus pre-tax earnings of $294 million and adjusted pre-tax earnings of $310 million in the second quarter of 2017

•	Pre-tax title margin of 15.2% and adjusted pre-tax title margin of 17.1% versus pre-tax title margin of 15.3% and adjusted pre-tax title margin of 16.2% in the second quarter of 2017

•	Second quarter purchase orders opened and closed increased by 3% and 2%, respectively, versus the second quarter of 2017

•
Total commercial revenue of $276 million, a 6% increase over total commercial revenue in the second quarter of 2017, driven by a 4% increase in closed orders and a 1% increase in total commercial fee per file; second quarter total commercial open orders increased 7% compared to the prior year

•	Overall second quarter average fee per file of $2,579, a 6% increase versus the second quarter of 2017

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2018	167,000	70%	114,000	69%
May 2018	175,000	72%	124,000	71%
June 2018	163,000	71%	124,000	73%

Second Quarter 2018	505,000	71%	362,000	71%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2017	163,000	67%	109,000	66%
May 2017	181,000	67%	128,000	67%
June 2017	180,000	64%	133,000	69%

Second Quarter 2017	524,000	66%	370,000	67%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Second Quarter 2018 - Total Commercial	54,200	35,100	$276	$7,900
Second Quarter 2017 - Total Commercial	50,800	33,600	$261	$7,800

"The second quarter was a very strong performance for our title business, as we generated adjusted pre-tax title earnings of $338 million and a 17.1% adjusted pre-tax title margin, our best quarterly performance on both metrics in 15 years," said Chairman William P. Foley, II. "We are encouraged to see the single-digit growth in orders in both the residential purchase and commercial markets offsetting the double-digit decline in orders in the residential refinance market and feel our title business is well positioned to continue to deliver strong financial results through the remainder of 2018.

"We continue to work through the regulatory process related to the Stewart Information Services acquisition that we announced on March 19. On May 31, we received the expected Second Request from the FTC, asking for additional information and documentary material related to their HSR regulatory review of the transaction. We remain engaged in document collection and review and have been working cooperatively with the FTC to fully respond to the Second Request. The other significant filings are the Form A filings with the states of Texas and New York, both of which are now subject to review by those states. We continue to believe the Stewart acquisition will create meaningful long-term value for our shareholders."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2018 FNF results on Wednesday, July 18, 2018, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on July 18, 2018, through July 25, 2018, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 451401.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. (NYSE: FNF) is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. More information about FNF can be found at fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, FNF has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted pre-tax earnings, adjusted pre-tax earnings from continuing operations, adjusted pre-tax earnings as a percentage of adjusted revenue (adjusted pre-tax title margin), adjusted pre-tax earnings from continuing operations as a percentage of adjusted revenue (adjusted pre-tax title margin from continuing operations). adjusted net earnings, adjusted net earnings from continuing operations, adjusted EPS and adjusted EPS from continuing operations.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that Stewart Information Services Corporation (“Stewart”) stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

Important Information Will be Filed with the SEC
This communication may be deemed to be solicitation material in respect of the proposed merger between FNF and Stewart. In connection with the proposed merger, FNF filed with the SEC on May 30, 2018, a preliminary registration statement on Form S-4, as amended by Amendment No. 1 on July 12, 2018, which has not yet become effective. The preliminary registration statement includes a prospectus and proxy statement which will be sent to Stewart's stockholders in connection with their votes required in connection with the proposed merger following the registration statement having been declared effective by the SEC. STOCKHOLDERS OF STEWART ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about FNF and Stewart, without charge, at the SEC’s website, sec.gov. Copies of documents filed with the SEC by FNF (when they are available) will be made available free of charge on FNF’s investor relations website. Copies of documents filed with the SEC by Stewart (when they are available) will be made available free of charge on Stewart’s investor relations website.

FNF and Stewart, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement.  Information regarding the directors and executive officers of FNF is contained in FNF’s Form 10-K for the year ended December 31, 2017 and its definitive proxy statement filed on May 2, 2018, which are filed with the SEC.  Information regarding Stewart’s directors and executive officers is contained in Stewart’s Form 10-K for the year ended December 31, 2017 and its proxy statement filed on April 23, 2018, which are filed with the SEC.  A more complete description will be available in the Registration Statement and the proxy statement/prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FNF-E
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2018
Direct title premiums	$599	$599	$—
Agency title premiums	732	732	—
Escrow, title related and other fees	763	602	161
Total title and escrow	2,094	1,933	161

Interest and investment income	45	45	—
Realized gains and losses, net	(16)	(16)	—
Total revenue	2,123	1,962	161

Personnel costs	665	635	30
Agent commissions	561	561	—
Other operating expenses	506	367	139
Depreciation and amortization	45	38	7
Claim loss expense	60	60	—
Interest expense	11	—	11
Total expenses	1,848	1,661	187

Pre-tax earnings (loss)	$275	$301	$(26)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	16	16	—
Purchase price amortization	26	21	5
M&A costs	4	—	4
Total non-GAAP adjustments before taxes	$46	$37	$9

Adjusted pre-tax earnings (loss)	$321	$338	$(17)
Adjusted pre-tax margin	15.0%	17.1%	—

Pre-tax earnings (loss)	$275	$301	$(26)
Income tax expense (benefit)	22	29	(7)
Earnings from equity investments	1	1	—
Non-controlling interests	3	3	—

Net earnings (loss) attributable to FNF, Inc. common shareholders	$251	$270	$(19)

EPS attributable to FNF, Inc. common shareholders - basic	$0.92
EPS attributable to FNF, Inc. common shareholders - diluted	$0.90

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$251	$270	$(19)

Total non-GAAP, pre-tax adjustments	$46	$37	$9
Income taxes on non-GAAP adjustments	(10)	(8)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Change in tax estimate	(45)	(45)	—
Total non-GAAP adjustments	$(12)	$(19)	$7

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$239	$251	$(12)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.86

Direct orders opened (000's)	505	505
Direct orders closed (000's)	362	362
Fee per file	$2,579	$2,579
Actual title claims paid	$58	$58

Cash flows provided by operations	$331

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2017
Direct title premiums	$575	$575	$—
Agency title premiums	726	726	—
Escrow, title related and other fees	720	575	145
Total title and escrow	2,021	1,876	145

Interest and investment income	33	33	—
Realized gains and losses, net	5	8	(3)
Total revenue	2,059	1,917	142

Personnel costs	626	602	24
Agent commissions	558	558	—
Other operating expenses	479	359	120
Depreciation and amortization	44	39	5
Claim loss expense	65	65	—
Interest expense	13	—	13
Total expenses	1,785	1,623	162

Pre-tax earnings (loss) from continuing operations	$274	$294	$(20)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(5)	(8)	3
Purchase price amortization	27	23	4
Management fee	1	1	—
Spin-off costs	2	—	2
Total non-GAAP adjustments before taxes	$25	$16	$9

Adjusted pre-tax earnings (loss) from continuing operations	$299	$310	$(11)
Adjusted pre-tax margin from continuing operations	14.6%	16.2%	—

Pre-tax earnings (loss) from continuing operations	$274	$294	$(20)

Income tax expense (benefit)	101	114	(13)
Earnings from equity investments	3	2	1
Earnings from discontinued operations, net of tax	126	—	126
Non-controlling interests	6	—	6

Net earnings attributable to FNF, Inc. common shareholders	$296	$182	$114

Net earnings attributable to FNFV Group common shareholders	$121	$—	$121
Net earnings (loss) attributable to FNF Group common shareholders	$175	$182	$(7)
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$176	$182	$(6)
EPS attributable to FNF, Inc. common shareholders - basic	$0.65
EPS attributable to FNF, Inc. common shareholders - diluted	$0.63
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.64
FNF, Inc. weighted average shares - basic	271
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2017
Net earnings attributable to FNF, Inc. common shareholders	$296	$182	$114

Earnings from discontinued operations, net of tax	126	—	126
Non-controlling interests of discontinued operations	6	—	6

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$176	$182	$(6)

Total non-GAAP, pre-tax adjustments	$25	$16	$9
Income taxes on non-GAAP adjustments	(9)	(5)	(4)
Noncontrolling interest on non-GAAP adjustments	(4)	(4)	—
Total non-GAAP adjustments	$12	$7	$5

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$188	$189	$(1)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.68

Direct orders opened (000's)	524	524
Direct orders closed (000's)	370	370
Fee per file	$2,428	$2,428
Actual title claims paid	$57	$57

Cash flows provided by operations	$287
Cash flows provided by operations attributable to FNF Group	$401
Cash flows used in operations attributable to FNFV Group	$(114)

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Six Months Ended
June 30, 2018
Direct title premiums	$1,071	$1,071	$—
Agency title premiums	1,296	1,296	—
Escrow, title related and other fees	1,381	1,118	263
Total title and escrow	3,748	3,485	263

Interest and investment income	83	82	1
Realized gains and losses, net	(15)	(15)	—
Total revenue	3,816	3,552	264

Personnel costs	1,272	1,214	58
Agent commissions	992	992	—
Other operating expenses	929	697	232
Depreciation and amortization	92	78	14
Claim loss expense	107	107	—
Interest expense	22	—	22
Total expenses	3,414	3,088	326

Pre-tax earnings (loss)	$402	$464	$(62)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	15	15	—
Purchase price amortization	55	44	11
M&A costs	4	—	4
Other adjustments	3	1	2
Total non-GAAP adjustments before taxes	$77	$60	$17

Adjusted pre-tax earnings (loss)	$479	$524	$(45)
Adjusted pre-tax margin	12.5%	14.7%	—

Pre-tax earnings (loss)	$402	$464	$(62)

Income tax expense (benefit)	53	69	(16)
Earnings from equity investments	3	2	1
Non-controlling interests	4	4	—

Net earnings (loss) attributable to FNF, Inc. common shareholders	$348	$393	$(45)

EPS attributable to FNF, Inc. common shareholders - basic	$1.27
EPS attributable to FNF, Inc. common shareholders - diluted	$1.25

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	279

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Six Months Ended
June 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$348	$393	$(45)

Total non-GAAP, pre-tax adjustments	$77	$60	$17
Income taxes on non-GAAP adjustments	(17)	(13)	(4)
Noncontrolling interest on non-GAAP adjustments	(6)	(6)	—
Change in tax estimate	(45)	(45)	—
Total non-GAAP adjustments	$9	$(4)	$13

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$357	$389	$(32)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$1.28

Direct orders opened (000's)	983	983
Direct orders closed (000's)	675	675
Fee per file	$2,470	$2,470
Actual title claims paid	$110	$110

Cash flows provided by operations	$350

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Six months ended
June 30, 2017
Direct title premiums	$1,040	$1,040	$—
Agency title premiums	1,309	1,309	—
Escrow, title related and other fees	1,291	1,071	220
Total title and escrow	3,640	3,420	220

Interest and investment income	61	61	—
Realized gains and losses, net	1	6	(5)
Total revenue	3,702	3,487	215

Personnel costs	1,195	1,150	45
Agent commissions	1,004	1,004	—
Other operating expenses	868	694	174
Depreciation and amortization	87	77	10
Claim loss expense	117	117	—
Interest expense	29	—	29
Total expenses	3,300	3,042	258

Pre-tax earnings (loss) from continuing operations	$402	$445	$(43)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(1)	(6)	5
Purchase price amortization	53	45	8
Management fee	1	1	—
Spin-off costs	2	—	2
Total non-GAAP adjustments before taxes	$55	$40	$15

Adjusted pre-tax earnings (loss) from continuing operations	$457	$485	$(28)
Adjusted pre-tax margin from continuing operations	12.3%	13.9%	—

Pre-tax earnings (loss) from continuing operations	$402	$445	$(43)

Income tax expense (benefit)	170	192	(22)
Earnings from equity investments	4	4	—
Earnings from discontinued operations, net of tax	147	—	147
Non-controlling interests	15	(1)	16

Net earnings attributable to FNF, Inc. common shareholders	$368	$258	$110

Net earnings attributable to FNFV Group common shareholders	$122	$—	$122
Net earnings (loss) attributable to FNF Group common shareholders	$246	$258	$(12)
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$237	$258	$(21)
EPS attributable to FNF, Inc. common shareholders - basic	$0.91
EPS attributable to FNF, Inc. common shareholders - diluted	$0.88
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.85
FNF, Inc. weighted average shares - basic	271
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Six months ended
June 30, 2017
Net earnings attributable to FNF, Inc. common shareholders	$368	$258	$110

Earnings from discontinued operations, net of tax	147	—	147
Non-controlling interests of discontinued operations	16	—	16

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$237	$258	$(21)

Total non-GAAP, pre-tax adjustments	$55	$40	$15
Income taxes on non-GAAP adjustments	(19)	(13)	(6)
Noncontrolling interest on non-GAAP adjustments	(7)	(7)	—
Nondeductible income taxes on litigation and regulatory settlements	21	21	$—
Total non-GAAP adjustments	$50	$41	$9

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$287	$299	$(12)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$1.03

Direct orders opened (000's)	996	996
Direct orders closed (000's)	704	704
Fee per file	$2,295	$2,295
Actual title claims paid	$108	$108

Cash flows provided by operations	$291
Cash flows provided by operations attributable to FNF Group	$389
Cash flows used in operations attributable to FNFV Group	$(98)

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016
Quarterly Open Orders ('000's except % data)
Total open orders*	505	478	445	501	524	472	474	616
Total open orders per day*	7.9	7.7	7.2	8.0	8.2	7.6	7.6	9.6
Purchase % of open orders	71%	66%	60%	62%	66%	64%	53%	50%
Refinance % of open orders	29%	34%	40%	38%	34%	36%	47%	50%
Total closed orders*	362	313	357	367	370	334	419	433
Total closed orders per day*	5.7	5.0	5.8	5.8	5.8	5.4	6.8	6.8
Purchase % of closed orders	71%	62%	61%	65%	67%	58%	51%	54%
Refinance % of closed orders	29%	38%	39%	35%	33%	42%	49%	46%

Commercial (millions, except orders in '000's)
Total commercial revenue	$276	$230	$288	$250	$261	$224	$285	$233
Total commercial open orders	54.2	52.8	46.3	48.3	50.8	49.4	45.9	50.4
Total commercial closed orders	35.1	31.5	33.2	33.4	33.6	30.0	34.7	31.9

National commercial revenue	$147	$122	$165	$138	$148	$127	$167	$130
National commercial open orders	23.0	21.1	19.0	19.9	22.0	21.1	17.9	20.4
National commercial closed orders	12.9	11.2	12.1	13.1	13.3	11.2	12.8	11.7

Total Fee Per File
Fee per file	$2,579	$2,344	$2,425	$2,368	$2,428	$2,148	$2,091	$2,015
Residential and local commercial fee per file	$2,253	$2,027	$2,032	$2,066	$2,104	$1,829	$1,746	$1,762
Residential fee per file	$2,012	$1,789	$1,784	$1,856	$1,895	$1,623	$1,538	$1,594
Total commercial fee per file	$7,900	$7,300	$8,700	$7,500	$7,800	$7,500	$8,200	$7,300
National commercial fee per file	$11,400	$10,900	$13,600	$10,500	$11,100	$11,300	$13,000	$11,100

Total Staffing
Total field operations employees	11,000	10,900	11,200	11,700	11,300	11,000	11,100	11,400

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF, Inc. June 30, 2018	FNF, Inc. December 31, 2017
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,597	$4,481
Goodwill	2,764	2,746
Title plant	398	398
Total assets	9,254	9,151
Notes payable	734	759
Reserve for title claim losses	1,487	1,490
Secured trust deposits	897	830
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	26	20
Total equity and non-controlling interests	4,973	4,811
Total equity attributable to common shareholders	4,603	4,447

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